UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2005

                            FIDELITY BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                       000-29040              65-0717085
-----------------------           ------------------      --------------------
(State or Other Jurisdiction)    (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


205 Datura Street, West Palm Beach, Florida                     33401
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Definitive Material Agreement.
             -------------------------------------------

     On December 20, 2005 the Boards of Directors of Fidelity Bankshares, Inc. and its wholly owned subsidiary, Fidelity Federal Bank & Trust (the "Bank," and collectively with Fidelity Bankshares, Inc., the "Company"), amended the Bank's Supplemental Executive Retirement Plan, Retirement Plan for Directors and 2005 Long-Term Deferred Compensation Plan, and the Company amended its existing
Executive Agreements with Brian C. Mahoney, Debra K. Schiavone, Flora R. Schmidt, Joseph B. Shearouse, III, Kenneth B. Stone, and Daniel F. Turk, in response to the new requirements under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). The amended and restated Supplemental Executive Retirement Plan and the amended agreements are attached as exhibits to this filing. Pursuant to Note 2 of Item 601(b)(10) of Regulation S-K, the amended Retirement Plan for Directors and 2005 Long-Term Deferred Compensation Plan will be filed as exhibits to the Company's Annual Report on Form 10-K.

     Also on December 20, 2005 the Company and the Bank each amended their existing employment agreement with president and chief executive officer Vince
A. Elhilow and their existing change in control agreements with Richard D. Aldred, Joseph C. Bova, Christopher H. Cook and Robert L. Fugate. The agreements also were amended in response to the new requirements under Section 409A of the Code. Under the amended agreements and as permitted by the proposed regulations under Section 409A of the Code, the executives shall be entitled to severance payments upon the occurrence of a change in control of the Company, as defined in the agreement. The amended employment agreements and change in control agreements are attached as exhibits to this filing.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Exhibits.

    The following Exhibits are attached as part of this report:


    10.1            Supplemental Executive Retirement Plan
    10.2            Company employment agreement with Vince A. Elhilow
    10.3            Bank employment agreement with Vince A. Elhilow
    10.4            Company Change in Control Agreement with Richard D. Aldred
    10.5            Bank Change in Control Agreement with Richard D. Aldred
    10.6            Company Change in Control Agreement with Joseph C. Bova
    10.7            Bank Change in Control Agreement with Joseph C. Bova
    10.8            Company Change in Control Agreement with Christopher H. Cook
    10.9            Bank Change in Control Agreement with Christopher H. Cook
    10.10           Company Change in Control Agreement with Robert L. Fugate

    10.11           Bank Change in Control Agreement with Robert L. Fugate
    10.12           Company Executive Agreement with Brian C. Mahoney
    10.13           Company Executive Agreement with Debra K. Schiavone
    10.14           Company Executive Agreement with Flora R. Schmidt
    10.15           Company Executive Agreement with Joseph B. Shearouse, III
    10.16           Company Executive Agreement with Kenneth B. Stone
    10.17           Company Executive Agreement with Daniel F. Turk

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIDELITY BANKSHARES, INC.



DATE: December 27, 2005                By: /s/ Vince A. Elhilow
                                           ------------------------------------
                                           Vince A. Elhilow
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX

       Exhibit No.            Description
       ----------             -----------

         10.1       Supplemental Executive Retirement Plan
         10.2       Company employment agreement with Vince A. Elhilow
         10.3       Bank employment agreement with Vince A. Elhilow
         10.4       Company Change in Control Agreement with Richard D. Aldred
         10.5       Bank Change in Control Agreement with Richard D. Aldred
         10.6       Company Change in Control Agreement with Joseph C. Bova
         10.7       Bank Change in Control Agreement with Joseph C. Bova
         10.8       Company Change in Control Agreement with Christopher H. Cook
         10.9       Bank Change in Control Agreement with Christopher H. Cook
         10.10      Company Change in Control Agreement with Robert L. Fugate
         10.11      Bank Change in Control Agreement with Robert L. Fugate
         10.12      Company Executive Agreement with Brian C. Mahoney
         10.13      Company Executive Agreement with Debra K. Schiavone
         10.14      Company Executive Agreement with Flora R. Schmidt
         10.15      Company Executive Agreement with Joseph B. Shearouse, III
         10.16      Company Executive Agreement with Kenneth B. Stone
         10.17      Company Executive Agreement with Daniel F. Turk